Amendment #2
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	By this Amendment, Duke University ("DUKE") and CISTRON
Biotechnology, Inc. ("SPONSOR") agree to amend the terms of the Clinical Study and Research Agreement entered into by the parties effective September 1, 1998, ("Agreement") and first amended on December 18, 1998 as follows:

        1. The parties agree that article 1, Statement of Work, shall be expanded to include the research described in an additional
Statement of Work, a copy of which is attached to the Agreement as Exhibit C. The parties also agree that the SPONSOR shall provide additional compensation to DUKE for the research set forth in Exhibit C in accordance with the terms described in the supplemental budget attached to this Agreement as Exhibit D.

        2. The parties agree that Article 1 will be further expanded to include the research described in the Statement of Work attached to this Agreement as Exhibit E. Likewise, the parties agree that SPONSOR shall provide additional compensation to DUKE for the research set forth in Exhibit E in accordance with the terms described in the supplemental budget attached to this Agreement as Exhibit F.

        3. The parties agree that the term of the Clinical Study and Research Agreement shall be extended through December 31, 9999 and may be extended beyond that date by mutual agreement of both parties.

        4. All other terms of the Agreement are unchanged and remain in full force and effect.

AGREED:

DUKE UNIVERSITY                                 SPONSOR

By: /s/RALPH SNYDERMAN, M.D.                    By: /s/BRUCE C. GALTON
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       Ralph Snyderman, M.D.                        Bruce C. Galton
    Chancellor for Heath Affairs                    Chairman and CEO

Date executed: 3/17/99                          Date executed: 3-22-99

Acknowledged:

By: /s/Herman F. Staats       3/19/99
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       Herman Staats, Ph.D.
       Principal Investigator